UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2006

________________

Peoples-Sidney Financial Corporation
(Exact name of registrant as specified in its charter)

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Delaware	000-22223	311499862
(State or other jurisdiction of	(Commission File)	(IRS Employer
incorporation or organization)	Number	Identification No.)

101 East Court, Sidney, Ohio 46750
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (937) 492-6129

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Section 2 - Financial Information.

Item 2.02. Results of Operations and Financial Condition.

On October 13, 2006, the Registrant issued a news release announcing, among other things, earnings for the first quarter for the fiscal year ending June 30, 2007 and declared a regular quarterly dividend, plus a special dividend to be paid to its shareholders. A copy of the press release is attached as Exhibit 99.1 to this report and only paragraphs one, two, six and seven are incorporated into this Item 2.02 by reference. The information in this Form 8-K, including the exhibits, relating to this Item 2.02 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Section 8 - Other Events.

Item 8.01. Other Events.

On October 13, 2006, the Registrant issued a press release announcing, among other things, its results for the first quarter for the fiscal year ending June 30, 2007, and declared a regular quarterly dividend, plus a special dividend to be paid to its shareholders. A copy of the press release is attached as Exhibit 99.1 to this report and only paragraphs one, three, four and five thereof are incorporated into this Item 8.01 by reference.

Section 9 - Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

The following Exhibit is being furnished herewith:

99.1	Press Release of Peoples-Sidney Financial Corporation, dated October 13, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES-SIDNEY FINANCIAL CORPORATION

	By:	/s/ Douglas Stewart
Douglas Stewart
President and Chief Executive Officer
Dated: October 13, 2006

Exhibit Index
Exhibit
Number	Description of Exhibit

99.1	Press Release of Peoples-Sidney Financial Corporation, dated October 13, 2006.